SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : JULY 10, 2003

                          COMMISSION FILE NO. 000-49698


                            Aero Marine Engine, Inc.
                            ------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Nevada                                     98 - 0353007
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


                23960 Madison Street, Torrance, California 90505
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  310-791-4642
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                            Princeton Ventures, Inc.
                          Suite 502, 595 Howe Street,
                  Vancouver, British Columbia, Canada V6C 2T5
               ---------------------------------------------------
                            (FORMER NAME AND ADDRESS)

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Item  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

As a result of the acquisition of Aero Marine and the change in focus of the Registrant's business, the Registrant changed its name from Princeton Ventures, Inc. to Aero Marine Engine, Inc. and now trades under the stock symbol ARMR. In addition, the Registrant affected a 3.1126202:1 forward stock split.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

     3.1  Articles  of  Amendment  to  Articles  of  Incorporation


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aero  Marine  Engine,  Inc.


July  10,  2003

/s/  Garth  Bailey
-------------------------------------
 Garth  Bailey
Chief  Executive  Officer

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